UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2022

Pennsylvania Real Estate Investment Trust

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-6300	23-6216339
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, Suite 1000 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 875-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest, par value $1.00 per share	PEI	New York Stock Exchange
Series B Preferred Shares, par value $0.01 per share	PEIPrB	New York Stock Exchange
Series C Preferred Shares, par value $0.01 per share	PEIPrC	New York Stock Exchange
Series D Preferred Shares, par value $0.01 per share	PEIPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission Of Matters To A Vote Of Security Holders.

On June 2, 2022, Pennsylvania Real Estate Investment Trust (the “Trust”) called to order its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). At that time, a majority of the Trust’s common shares of beneficial interest (the “Common Shares”) entitled to vote were present (virtually or represented by proxy) at the meeting and, accordingly, the business to be considered by the holders of the Trust’s Common Shares (the “Common Shareholders”) was conducted and completed. However, at the time the Annual Meeting was convened, there were not present (virtually or represented by proxy) a sufficient number of the Trust’s issued and outstanding 7.375% Series B Cumulative Redeemable Perpetual Preferred Shares (the “Series B Preferred”), the Trust’s 7.20% Series C Cumulative Redeemable Perpetual Preferred Shares (the “Series C Preferred”), and the Trust’s 6.875% Series D Cumulative Redeemable Perpetual Preferred Shares (the “Series D Preferred,” and, together with the Series B Preferred and the Series C Preferred, the “Outstanding Preferred Shares”) to constitute a quorum of the Outstanding Preferred Shares for the Annual Meeting. As previously disclosed in our proxy statement for the Annual Meeting, with respect to the proposal set forth in the Trust’s proxy statement to be voted on by holders of the Outstanding Preferred Shares to fill the two additional trustee positions created on the Trust’s Board of Trustees by virtue of the terms of the designating amendments to the Trust’s trust agreement designating the rights, preferences, privileges, qualifications, limitations and restrictions of the Outstanding Preferred Shares (the “Preferred Trustee Election Proposal”), a majority of the Outstanding Preferred Shares, voting as a single class, must be present (virtually or represented by proxy) at the meeting to constitute a quorum. Accordingly, after having conducted and completed the business to be considered by the Common Shareholders, the Annual Meeting was adjourned until August 2, 2022 at 11:00 a.m. Eastern Time solely to consider the Preferred Trustee Election Proposal at such reconvened meeting.

At the Annual Meeting, three matters were submitted to a vote by the Common Shareholders. The voting results for the matters submitted to the Common Shareholders were as follows:

1.    The Trust’s Common Shareholders elected the following nominees as trustees, each to hold office until the Annual Meeting of Shareholders to be held in 2023 and until their respective successors have been duly elected and have qualified, by the vote set forth below:

Nominee	Votes For	Withheld	Broker Non-Votes
George J. Alburger, Jr.	19,347,503	3,203,451	28,167,553
Joseph F. Coradino	18,547,443	4,003,511	28,167,553
Michael J. DeMarco	18,749,310	3,801,644	28,167,553
JoAnne A. Epps	19,261,323	3,289,631	28,167,553
Mark E. Pasquerilla	19,050,873	3,500,081	28,167,553
Charles P. Pizzi	18,726,743	3,824,211	28,167,553
John J. Roberts	19,086,730	3,464,224	28,167,553

2.    The Trust’s Common Shareholders approved, on an advisory basis, the Trust’s executive compensation as disclosed in the Proxy Statement, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,299,170	8,613,845	637,939	28,167,553

3.    The Trust’s Common Shareholders ratified the Audit Committee’s selection of BDO USA, LLP as the Trust’s independent auditor for 2022, as follows:

Votes For	Votes Against	Abstentions
46,006,675	3,400,068	1,311,764

Item 8.01	Other Events.

As discussed above, after having conducted and concluded the business to be considered by the Common Shareholders, due to the lack of quorum for the Preferred Trustee Election Proposal, the Annual Meeting was adjourned until August 2, 2022 at 11:00 a.m. Eastern Time in order to allow for more time for voting on the Preferred Trustee Election Proposal. The record date for the Annual Meeting remains the close of business on April 11, 2022. Only record holders of the Outstanding Preferred Shares as of the record date are entitled to and are being requested to vote. Proxies previously submitted by holders of the Outstanding Preferred Shares in respect of the Annual Meeting will be voted at the adjourned Annual Meeting unless properly revoked, and holders of the Outstanding Preferred Shares who have previously submitted a proxy or otherwise voted need not take any action. Holders of the Trust’s Outstanding Preferred shares as of the close of business on April 11, 2022 who have not yet voted may do so via the internet or by phone up until August 1, 2022, at 11:59 p.m. Eastern Time. The business to be considered by the holders of the Trust’s Common Shares was completed and there is no action to be taken by Common Shareholders at this time.

A notice of internet availability of proxy materials containing instructions on how to access the definitive proxy statement was mailed to shareholders entitled to vote at the Annual Meeting. No changes have been made in the Preferred Trustee Election Proposal to be voted on by holders of the Outstanding Preferred Shares at the Annual Meeting. All of holders of the Outstanding Preferred Shares are encouraged to read the definitive proxy statement we filed with the Securities and Exchange Commission on April 22, 2022 and other proxy materials relating to the Annual Meeting, which are available free of charge on the Securities Exchange Commission’s website at www.sec.gov. PREIT’s shareholders may also obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to PREIT, One Commerce Square, 2005 Market Street, Suite 1000, Philadelphia, Pennsylvania 19103, or from the Company’s website, https:// www.preit.com.

A form of Restricted Share Unit and Dividend Equivalent Rights Award Notice to be issued to non-employee trustees pursuant to the Trust’s Amended and Restated 2018 Equity Incentive Plan is included as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Restricted Share Unit and Dividend Equivalent Rights Award Notice

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

Date: June 8, 2022	By:	/s/ Lisa M. Most
Lisa M. Most
Executive Vice President, Secretary and General Counsel